Exhibit 99.3

CAMBIUM LEARNING GROUP OVERVIEW MARCH 15, 2010

Forward Looking Statements Confidential 2 Forward-Looking Statements Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, including the future financial performance of Cambium Learning Group, Inc., and involve known and unknown risks, uncertainties and other factors that may cause the markets, actual results, levels of activity, performance or achievements of Cambium Learning Group, Inc. to be materially different from any actual future results, levels of activity, performance or achievements. These risks and other factors you should consider include, but are not limited to, the ability to successfully attract and retain a broad customer base for current and future products, changes in customer demands or industry standards, success of ongoing product development, maintaining acceptable margins, the ability to control costs, K-12 enrollment and demographic trends, the level of educational and education technology funding, the impact of federal, state and local regulatory requirements on the business of the company, the loss of key personnel, the impact of competition and the risk that competitors will seek to capitalize on the risks and uncertainties confronting the new combined company, the uncertainty of general economic conditions and financial market performance, and those other risks and uncertainties listed under the heading "RISK FACTORS" in Cambium Learning Group, Inc.'s Registration Statement on Form S-4 (File No. 333-161075), as amended. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," "projects," "intends," "prospects," or "priorities," or the negative of such terms, or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Cambium Learning Group, Inc. does not assume or undertake any obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

3 Investment Thesis

12/8/09 Merger Implications Confidential 5 2009 GAAP Financial Results 1/1/09 - 12/8/09 for Legacy Cambium Learning pre-merger 12/9/09 - 12/31/09 for the newly combined company Presenting "Adjusted " Sales and EBITDA as a non-GAAP measure Adjusted is a close approximation for how the two companies would have done should they have not closed the merger on 12/8/09 Adjusts for one-time and merger related costs (e.g. merger transaction costs) Adjusts for temporary loss of revenue recognition from purchase accounting 2009 GAAP Financial Results available via the Company's 10-K filing Reconciliation of Adjusted to GAAP is available via our 3/11 press release

Combined Results 2009 Confidential 6 Adjusted Results $'s Millions 2008 Results 2009 Results 2008 vs. 2009 % Change Revenue 198.3 201.2 2.9 1.5% EBITDA 34.7 50.8 16.1 46% Capex (11.1) (10.8) 0.3 3% Est. Payments in Advance of Revenue 9.1 4.6 (4.5) (49%) Est. Op Cash Flow 32.7 44.6 11.9 36% Order volume was down slightly (less than 1%) but revenue positive on revenue recognition $1 million of merger synergies savings realized in attaining the $50.8 EBITDA 2009 EBITDA improvement driven by shift to technology sales and cost reductions $50.8 million better than previous guidance of $46 - $47 million on strong year-end

Technology Solutions Online and technology-based education products: Learning A-Z Intellitools Kurzweil ExploreLearning 22 % of the Company Volume Core Intervention Blended offerings in Early Literacy Math Adolescent Literacy & Professional Services 65 % of the Company Volume Three Business Units Aligned to the Market Confidential 7 Supplemental Solutions Comprehensive collection of works and tools by the nation's leading authors and academics 13 % of the Company Volume

Adjusted Revenue of $201 mil Diversified Top Line Confidential *recurring = same customer same number of students served 8 Across Business Unit Volume Statistics Math is now 16% of the business up from 9% in 2008 Adolescent Reading remained roughly flat at 19-20% Web-based subscription products deliver revenue of over $30 million Estimated that 50% of total revenue in 2009 was recurring* from previous years Roughly estimate 50 - 60% federal funded and remainder is State and Local

Multiple Avenues for Top Line Growth Confidential 9 Cross selling into the now merged customer base New sources of federal funding Race to the Top LEARN Act(proposed) Striving Readers Grants Reauthorized ESEA with heavy focus on assessment Increased awareness of effectiveness of early intervention New products or expanding coverage of existing products Tuck in acquisitions Select international markets

EBITDA Growth - Synergies Confidential 10 Synergies Headcount Reductions $ 7.5 Reduction of 86 People Non Headcount Items $4.0 Facilities, outsourced development, Professional services and IT related. ________________________________________________________________________________________________________________________________________________________ Total Cash Synergies Identified and Acted Upon to Date $11.5 Expected EBITDA Synergies $10.5 $1 mil cash synergies are capex Est. EBITDA Realized in 2009 $1.0 Est. EBITDA to realize in 2010 $10.5 Cumulative (additive with 2009) Est. EBITDA to realize in 2011 $12.5 Also Cumulative - Requires the Company to identify another $2.0

Financial Summary Confidential 11 2008/9 Revenue and EBITDA Total Revenues Adjusted EBITDA Highlights Stable top line in a tumultuous year 46% Adjusted EBITDA growth with $45 million operating cash flow $10.5 million in expected Synergies Significant Debt Covenant Cushion Value Considerations 3/13/10 Market Cap = $165 million Market Cap plus Net Debt = $310 Relatively low Adjusted EBITDA Multiple $30 million in web-based revenue 50% of 2009 revenues were recurring

Cambium Learning Targets the Most Challenged Learners Approximately 23M students in total Approximately 42% of all 54M K-12 public and private students (our future workforce) Title 1 Economically Disadvantaged = 19.9M students Eligible Under IDEA = 6.9M students ELL = 4.2M students 13 At least 23 Million Students at Risk

14 Recent NAEP studies indicate the need is even greater: Nearly 70% of U.S. students in grades 4-8 are unable to read proficiently 60-70% are not proficient in math These results indicate an unmet need that supports strong growth prospects National Studies Indicate a Larger Market

Increased Federal Funding The intervention market draws heavily from federal funding Funding increases consistently and trends point to more growth Source: The Parthenon Group. 15 Additive Developments ARRA: School Improvement $3 billion Race to the Top $4.35 billion Innovative Education $650 mil $250 million Striving Readers Budget $2.35 billion proposed LEARN ACT ESEA reform focused on assessment & accountability Broader definition of "Instructional Material"

$4.6 billion Targeted at the Intervention Market $3.9 B in key federal programs (excluding ARRA) aimed at struggling students State & Local funding increases this figure to $4.6B With approximately 23 million at risk students, this is $200/student per year Source: The Parthenon Group. 16 Federal Funding Under ESEA and IDEA, 2008 ($ in 000) $200 per Student Funding results in approx. $200 a student per year for intervention. Chasing this $200 per student are many small companies whose share can be challenged by a larger and scalable intervention platform such as Cambium's.

17 Intervention Programs Professional Development for Teachers Data Management and Analytical Tools Professional Development for Administrators Supplemental and Instructional Materials Qualified Teachers New Textbook Programs Identified areas of greatest need to improve student performance and meet mandated Adequately Yearly Progress (AYP): Source: MDR Demand Pull From Administrators

Mission To deliver solutions that bring all of America' s students to their learning potential Pillars of Capability Teachers Matter - Improve teacher readiness and effectiveness through in- school and online opportunities - a shared responsibility and ongoing process Time Matters - Increase practice and time on task, engage students, extend the school day, and improve academic performance Information and Results Matter - Research-based and research- validated curriculum with embedded assessment. No company is more transparent about results Products Reflect the Mission 19

Products That Focus on Student Needs EL SD FRL As you move further away from the mean; the variability in educational need increases Treating our most challenged learners is not a one-size-fits- all proposition Distribution of Student Performance 20

Portfolio Addresses the Broad Market Spectrum 21 Less Intensity of Intervention More Less Comprehensiveness More Brand recognition and established "trust" relationships with districts across the U.S. Limited direct competitors with scale Coverage of the market in its two greatest needs areas - Math and Reading Cambium is the only provider focused solely on the intervention market and covering the spectrum of at risk needs Tier 1 Universal 50 - 60% of students Tier 2 Targeted Group 30 - 35% of students Tier 3 Individual 5 - 15% of students Tier 1 Universal 50 - 60% of students Tier 2 Targeted Group 30 - 35% of students Tier 3 Individual 5 - 15% of students

Author-Focused and Evidence-Based Cambium programs are backed by a strong research-base and proven effective in improving academic performance across grade levels and special populations. Every program is evidence-based, backed by strong research, and field tested Renowned program authors such as Drs. Louisa Moats, John Woodward, Anita Archer, and Maryanne Wolf ensure credible and ongoing evidence of effectiveness Established researchers including Drs. Roland Good, Don Deshler, and Russell Gersten serve as advisors to the programs to ensure best practices and program success 22

eLearning Effective Learning Strategy The Blended Intervention Solution Type of Instruction Student Engagement Effective Learning For At-Risk Students Text Books Low Low Education Games High Low E-Learning (computers not teachers) Moderate/High Moderate Blended Model Teacher Led Instruction Student Centered Practice Transparent Results Technology Enhanced Moderate High 23

25 Strong National Footprint of Customers 25 Customers Voyager was successful in larger urban districts, establishing large footprints in existing but fewer customers Cambium had a greater penetration in numbers of customers across the U.S. with smaller footprint or smaller accounts Resulting combined national coverage is comprehensive with large up sell opportunities Field Reps* Inside Reps Total Reps All Three Business Units 81 41 122 Pre-Merger Voyager Customers Pre-Merger Cambium Customers

Experienced Leadership Team

Proven Education Leadership Team

27

Ronald Klausner
Chief Executive Officer
- President of Voyager from 2005
- 27 years with Dun and Bradstreet
  - Member of Executive Leadership team for over a decade (ran Global Operations, North America Sales and CFO)

John Campbell
President of the Cambium Learning Technologies Business Unit
- Employed Since 2004 (Voyager/ProQuest)
- 20 years education industry (McGraw-Hill, and Tribune) including running Breakthrough to Literacy

David Cappellucci
President (Cambium Learning Group and Voyager)
- Employed Since 2002 – Cambium Founder
- 24 years education industry (Simon & Shuster, Houghton Mifflin, and Classwell)

Carolyn Getridge
Vice President HR and Urban Initiatives
- Employed Since 1996 (Voyager/ProQuest)
- 30+ years in education
- Former Superintendent Oakland ,CA

George Logue
President of the Sopris Business Unit
- Employed Since 2003 (Cambium)
- 30 years education industry (Houghton Mifflin) including President of school division

Robert Pasternack
Senior Vice President of Special Education
- Employed Since 2006
- 30+ years in education
- Past Asst. Secretary for Special Education and Rehabilitative Services, U.S. Dept of Education

Brad Almond
Chief Financial Officer
- Employed Since 2006 (Voyager CFO)
- 20 year career in corporate finance, licensed CPA

After effective, research-based intervention and strong district leadership, LAUSD surpassed the Consent Decree's student outcome goal with 28.4% of students in special education passing the state test. 2003 - LAUSD receives Modified Consent Decree to improve performance of students in special education. 2006 - LAUSD began using Voyager Passport with second- through fifth-grade students receiving special education services. 2008 - The percentage of LAUSD students in special education who passed the state test increased to 25.1% (compared to 19.9 % in 2006 before Voyager). 2009 - After partnering with Voyager for three years, the percentage of LAUSD students receiving special education services who passed the state test increased to 28.4%, surpassing the Consent Decree's student outcome goal of 27.5%. SPOTLIGHT ON: Los Angeles Unified School District (CA) Closing the Achievement Gap in Special Education LAUSD Demographics LAUSD Demographics White 8.8% Black 11.1% Hispanic 73.1% Asian/Pacific Islander 6.2% American Indian/ Alaskan Native 0.3% Economically Disadvantaged 73.6% Students with Disabilities 11.6% "the implementation of supplemental instructional programs like the Voyager Passport program, and the decrease of out of school suspensions may have contributed to these gains." (Office of the Independent Monitor in response to the Report on the Progress and Effectiveness of the Los Angeles Unified School District's Implementation of the Modified Consent Decree during the 2008-2008 School Year - Part III) LAUSD student performance across all grades Demographic data source: www.schooldatadirect.org

SPOTLIGHT ON: Charleston County School District(SC)

High School Students Make Substantial Reading Gains



Charleston's Post and Courier posted an article on February 22, 2010, featuring the substantial reading gains made by students at West Ashley High. The school began implementing LANGUAGE! as a pilot program in spring 2009 with some of their lowest-performing freshman and sophomore students. Due to the impact of the program, West Ashley High quadrupled its implementation of LANGUAGE! and now neighboring schools and districts have taken notice.

The Post and Courier
postandcourier.com

- ✓ Initially LANGUAGE! was used exclusively with students receiving special education services, but was expanded to include low-performing students after performance gains were so impressive.
- ✓ West Ashley High quadrupled the number of intensive reading classes offered in fall 2010, targeting incoming freshmen with the lowest reading scores.
- ✓ After one semester with LANGUAGE! instruction, 81 percent of the students made improvements.
- ✓ According to the article: "The program's results have been documented nationally, with at least two states adopting the program and multiple studies proving its effectiveness."



Photo by Brad Nettles
West Ashley High School teacher Natalie Kluttz works with ninth-graders Daniesha Smalls (left) and Erika Wesolek on building prefix words during language class Thursday.

> "High school educators too often are looking for a Band-Aid for their poor readers, and there are no Band-Aids. While no quick fix, [LANGUAGE!] can fill in the gaps and help children... This is the best gift we could give them."
>
> –Mary Runyon, Principal, West Ashley High School

Charleston County Demographics	
White	41.6%
Black	52.2%
Hispanic	4.5%
Asian/Pacific Islander	1.4%
American Indian/ Alaskan Native	0.3%
Economically Disadvantaged	50.8%

View full report: http://www.postandcourier.com/news/2010/feb/22/giant-strides/

Demographic data source: www.schooldatadirect.org

El Paso began implementing Vmath(r) in the 2005-2006 school year to boost student achievement in math. After four years with the Voyager program, every grade made substantial gains and has arguably outperformed the state as measured by the percentage of students passing the state assessment (TAKS) between 2006 to the 2009. SPOTLIGHT ON: El Paso Independent School District (TX) El Paso Students Outperform State in Math on TAKS *Texas Education Agency preliminary data Performance and Demographic Data Source: El Paso Independent School District The percent of El Paso third- through eighth-grade students who passed the math section of the TAKS increased between eight and 21 percentage points from 2006 to 2009. With these gains, El Paso has closed the achievement gap. El Paso Demographics El Paso Demographics White 12.2% Hispanic 81.3% African American 4.8% Asian 1.4% American Indian 0.3% Economically Disadvantaged 68% Limited English Proficient 28.9% Bilingual Education/ESL 21.4%

The market is anchored by historically stable and growing Federal Funds Cambium's intervention focus and market offering makes us uniquely positioned to gain share in a fragmented market Emphasis on student outcomes and a blended solution model is unique Multiple growth drivers creates multiple avenues for growth for the Company Synergies provide low hanging EBITDA growth opportunity

CONTACT INFORMATION: SHANNAN OVERBECK INVESTOR RELATIONS 214.932.9476 shannan.overbeck@cambiumlearning.com